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Exhibit 10.11(3)

AMENDMENT NO. 2 TO
REVOLVING CREDIT AND SECURITY AGREEMENT

        This AMENDMENT NO. 2 (the "Amendment") is made and entered into as of April 16, 2004 by and between Countrywide Warehouse Lending ("Lender") and Fieldstone Mortgage Company and Fieldstone Investment Corporation (collectively "Borrower"). This Amendment amends that certain Revolving Credit and Security Agreement by and between Lender and Borrower dated as of March 13, 2001 (as may be amended from time to time, the "Credit Agreement").

R E C I T A L S

        Lender and Borrower have previously entered into the Credit Agreement pursuant to which Lender may, from time to time, provide Borrower credit in the form of a warehouse line secured by residential mortgage loans. Lender and Borrower hereby agree that the Credit Agreement shall be amended as provided herein.

        In consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

        1.    New Section—Secondary Marketing, Underwriting, Third Party Origination and Interest Rate Risk Management Practices.    The following new section, numbered Section 10.11 and titled "Secondary Marketing, Underwriting, Third Party Origination and Interest Rate Risk Management Practices," shall be added to the Credit Agreement:

          "Borrower shall notify Lender in writing at minimum thirty (30) days prior to making any material changes to its secondary marketing, underwriting, third party origination and interest rate risk management practices of Borrower that exist as of the date hereof. Borrower's failure to provide Lender with written notice as indicated above shall be deemed an Event of Default."

        2.    No Other Amendments.    Other than as expressly modified and amended herein, the Credit Agreement shall remain in full force and effect and nothing herein shall affect the rights and remedies of Lender as provided under the Credit Agreement.

        3.    Capitalized Terms.    Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

        4.    Facsimiles:    Facsimile signatures shall be deemed valid and binding to the same extent as the original.

        IN WITNESS WHEREOF, Lender and Borrower have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first written above.

COUNTRYWIDE WAREHOUSE LENDING		FIELDSTONE MORTGAGE COMPANY
By:	/s/ THOMAS C. WILLIAMS Signature	By:	/s/ PATRICK MONAHAN Signature
Name:	Thomas C. Williams	Name:	Patrick Monahan
Title:	President	Title:	S.V.P
FIELDSTONE INVESTMENT CORPORATION
		By:	/s/ PATRICK MONAHAN Signature
		Name:	Patrick Monahan
		Title:	Treasurer

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AMENDMENT NO. 2 TO REVOLVING CREDIT AND SECURITY AGREEMENT